Goodwill	3 Months Ended
Mar. 31, 2022
Goodwill [Abstract]
Goodwill

5. Goodwill

As a result of our change in segments in the fourth quarter of 2021 (Note 1), our reporting units were revised as of December 31, 2021 and goodwill reallocated using a fair value methodology. The prior periods have been recast to reflect this change. Changes in the carrying amount of goodwill are as follows:

	US Acquiring	Digital Commerce	Total
Balance as of December 31, 2021	$1,525,135	$2,124,902	$3,650,037
Additions during the period (1)	—	284,239	284,239
Purchase price accounting adjustments (2)	—	(1,687)	(1,687)
Impairment	(613,003)	(592,728)	(1,205,731)
Foreign exchange	—	(14,049)	(14,049)
Balance as of March 31, 2022	$912,132	$1,800,677	$2,712,809

	US Acquiring	Digital Commerce	Total
Balance as of December 31, 2020	$1,503,307	$1,978,509	$3,481,816
Additions during the period (3)	23,077	—	23,077
Foreign exchange	—	(27,364)	(27,364)
Balance as of March 31, 2021	$1,526,384	$1,951,145	$3,477,529

(1)
Additions to goodwill within the Digital Commerce segment in the current period relate to the acquisition of SaftPay Inc. (“Safetypay”) (See Note 10).
(2)
Purchase price adjustments relate to changes in estimates of certain assets or liabilities acquired in business combinations that were completed within one year prior to March 31, 2022.
(3)
Additions to goodwill within the US Acquiring segment in the prior year relate to the acquisition of International Card Services ("ICS").

The Company performs its annual goodwill impairment test for all reporting units as of October 1st, or when events and circumstances have occurred that would indicate the carrying amount of goodwill exceeds its fair value. Due to a sustained decline in stock price and market capitalization, as well as current market and macroeconomic conditions, we concluded that an impairment indicator for goodwill was present in both the US Acquiring and Digital Commerce segments as of March 31, 2022.

We performed a goodwill impairment test as of March 31, 2022, using a weighting of both market and income approaches. The market approach was based on guideline comparable companies and the key assumptions included selected EBITDA multiples. The income approach was based on a discounted cash flow model and the key assumptions included the discount rate and future cash flows such as long term growth rates.

Selected multiples were determined based on guideline comparable companies’ and discounted based on business-specific considerations. The cash flow forecast, including long term growth rates, considers past experience and future market expectations. Discount rate assumptions are based on determining a cost of debt and equity and an assessment as to whether there are risks not adjusted for in the future cash flows of the respective reporting unit. Failure to achieve the future cash flows, changes in key assumptions or further decline in the stock price may cause a future impairment of goodwill at the reporting unit level.

Based on the analysis performed, the Company recognized a goodwill impairment of $613,003 and $592,728 in the US Acquiring and Digital Commerce segments, respectively. Accumulated impairment of goodwill as of March 31, 2022 and December 31, 2021 was $1,205,731 and $0. Other than the continued decline in stock price, there have been no other events or changes in circumstances subsequent to the testing date that would indicate further impairment of these reporting units.